UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2021 (April 1, 2021)

Moxian, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-37902	27-3729742
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Unit 911, 9/F, Tower 2, Silvercord, 30 Canton Road, Tsimshatsui, Kowloon, Hong Kong SAR

Beijing 100027 Peoples’ Republic of China

(address of principal executive offices) (zip code)

Tel: +852 2961 4888

(registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	MOXC	Nasdaq Capital Market

ITEM 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OR LISTING.

As previously disclosed, on November 3, 2020, Moxian, Inc. (the “Company”) received a letter from The Nasdaq Stock Market (“Nasdaq”) indicating that the Company is required to maintain a minimum market value of listed securities of $35 million. The letter indicated that at such time the Company’s market value of listed securities was below $35 million for 30 consecutive business days. As such, the Company was not compliant with the market value of listed securities requirement under Nasdaq Listing Rule 5550(b)(2) (the “Rule”). The Notice provided the Company with a grace period of 180 calendar days, or until May 3, 2021, to regain compliance with the Rule.

On April 6, 2021, the Company received a letter from Nasdaq notifying it that Nasdaq had determined that for the last 20 consecutive business days, from March 8 to April 5, 2021, the Company’s market value of listed securities was $35,000,000 or greater. Accordingly, the Company has regained compliance with the Rule, and Nasdaq notified the Company that this matter is now closed.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

On April 1, 2021, the Company issued to each of Chen Xia Ling, Ren Fu An, and Yang Ke (the “Investors”), 1,000,000 shares of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”) at a price of $1.25 per share for aggregate gross proceeds of $3,750,000 (together, the “Offering”). The Offering was conducted as a private placement under Section 4(a)(2) of the Securities Act. None of the Investors are directors, officers or existing shareholders of the Company. Additionally, Beijing Zhengqian Shenshi Technology Co. Ltd., the placement agent for the Offering (“Placement Agent”) is being issued 210,000 shares of Common Stock as compensation as placement agent (7% on $3,750,000, at $1.25 each for share). The proceeds of the Offering are being used for general working capital purposes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOXIAN, INC.

Date: April 7, 2021	By:	/s/ Tan Wanhong
	Name:	Tan Wanhong
	Title:	Chief Financial Officer and Board Secretary